UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2011

CHEROKEE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-18640	95-4182437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6835 Valjean

Van Nuys, California 91406

(Address of Principal Executive Offices) (Zip Code)

(818) 908-9868

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure

On April 14, 2011, Cherokee Inc. (the “Company”) held a conference call for investors to discuss the results of, and answer questions regarding, the Company and the results of its recently completed fiscal year and fourth quarter ended January 29, 2011 (the “Investor Call”).

The Company’s response to a specific question posed by a participant on the Investor Call may have led investors to conclude that the Company’s current expectation regarding the amount of the Company’s selling, general and administrative expenses (“SG&A”) for future quarterly periods is approximately $2.2 to $2.3 million.  The Company’s current expectation regarding its projected SG&A for future quarterly periods is materially higher than $2.3 million, and no other inference should be drawn from the comments on the Investor Call.

Safe Harbor for Forward Looking Statements

This Form 8-K contains forward-looking statements for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995.  These forward looking statements include the statement concerning the Company’s expectations regarding future selling, general and administrative expenses incurred by the Company.  These forward looking statements are based on current expectations and are subject to known and unknown risks and uncertainties that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such risks and uncertainties, include, but are not limited to, changes to the Company’s selling, general and administrative expenses incurred as a result of changes to the Company’s operating or other relevant costs and expenses that are necessary or deemed appropriate by the Company or otherwise incurred for any reason, the effect of global economic conditions, the financial condition of the apparel and retail industry, adverse changes in licensee or consumer acceptance of products bearing the Company’s brands the ability and/or commitment of the Company’s licensees to design, manufacture and market Cherokee, Sideout and Carole Little branded products, the Company’s dependence on two licensees for most of the Company’s revenues, the Company’s failure to implement or otherwise achieve the benefits of its strategic initiatives, the requirements under the Company’s term loan with U.S. Bank and the Company’s dependence on its key management personnel.   The risks included here are not exhaustive. A further list and description of these risks, uncertainties and other matters can be found in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended January 29, 2011, and in its periodic reports on Forms 10-Q and 8-K (if any).   Given these risks and uncertainties, you should not place undue reliance on forward-looking statements as a prediction of actual results. The Company disclaims any intent or obligation to update any of the forward-looking statements contained herein to reflect future events and developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC.

April 15, 2011	By:	/s/ Mark DiSiena
Mark DiSiena
Chief Financial Officer